UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 22, 2010 (November 20, 2010)

Date of Report (Date of earliest event reported)

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 278-7000

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 22, 2010, The Gymboree Corporation, a Delaware corporation (the “Company”) issued a press release announcing the end of the “go-shop” period under the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated October 11, 2010, by and among Giraffe Holding, Inc., a Delaware corporation (“Parent”), Giraffe Acquisition Corporation, a Delaware corporation and indirect wholly owned subsidiary of Parent (“Acquisition Sub”), and the Company. A copy of the press release is being furnished as Exhibit 99.1 pursuant to Item 8.01 of Form 8-K, and is incorporated herein by reference.

Notice to Investors

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company’s common stock is being made pursuant to an offer to purchase and related materials that affiliates of Bain Capital Partners, LLC have filed with the Securities and Exchange Commission. Affiliates of Bain Capital Partners, LLC have filed a tender offer statement on Schedule TO with the Securities and Exchange Commission in connection with the commencement of the offer, and thereafter the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials are being sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) are available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. The Schedule TO, Schedule 14D-9 and related materials may be obtained for free from Okapi Partners LLC, 437 Madison Avenue, 28th Floor, Toll-Free Telephone: (877) 285-5990. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Company by contacting the Company Investor Relations at 500 Howard Street, San Francisco, CA 94105, telephone number 415-278-7933 or investor_relations@gymboree.com.

Additional Information about the Merger and Where to Find It

In connection with the potential merger, the Company would, if required, file a proxy statement with the Securities and Exchange Commission. Additionally, the Company would file other relevant materials with the Securities and Exchange Commission in connection with the proposed acquisition of the Company by affiliates of Bain Capital Partners, LLC pursuant to the terms of the Merger Agreement. The materials to be filed by the Company with the Securities and Exchange Commission may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. Investors and stockholders also may obtain free copies of the proxy statement from the Company by contacting the Company Investor Relations at 500 Howard Street, San Francisco, CA 94105, telephone number 415-278-7933 or investor_relations@gymboree.com. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and the exhibit furnished herewith that reflect management’s expectations regarding future events are forward-looking in nature and, accordingly, are subject to risks and uncertainties. These forward-looking statements include references to our announced transaction with Parent and Acquisition Sub. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to, uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; and the possibility that various closing conditions for the transaction may not be satisfied or waived; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by the Company, as well as the tender offer documents filed by affiliates of Bain Capital Partners, LLC and the solicitation/recommendation statement filed by the Company. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We do not undertake any responsibility to update any of these forward-looking statements to conform our prior statements to actual results or revised expectations, except as expressly required by law. We note that forward-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by The Gymboree Corporation on November 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: November 22, 2010	By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release issued by The Gymboree Corporation on November 22, 2010.